DELAWARE GROUP® TAX-FREE MONEY FUND

Delaware Tax-Free Money Fund® (the "Fund")

Supplement to the Fund's Prospectus dated August 28, 2009

On February 17, 2010, the Board of Trustees of Delaware Group Tax-Free Money Fund (the "Trust") unanimously voted and approved a proposal to liquidate and dissolve the Fund. The liquidation and dissolution is expected to take effect approximately 60 days after the date of this Supplement.

As a result of the decision to pursue liquidation and dissolution of the Fund, as of the date of this Supplement, the Fund will be closed to new investors and all sales efforts will cease. However, the Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the liquidation.

Current shareholders of the Fund are being offered the opportunity to exchange their shares, irrespective of the class of shares that are held, for the Class A shares of any of Delaware Investments' other funds. If the shareholder exchanges shares for shares of a fund that has a sales charge, such sales charge will be waived. Interested shareholders should call our Shareholder Services Center at 800 523-1918. If a shareholder does not request an exchange by the close of business on April 21, 2010 the shareholder will be paid a liquidating distribution by the Fund on or about April 22, 2010.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated February 22, 2010.